CoinShares Altcoins ETF
Schedule of Investments
December 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 92.1%	Shares	Value
21Shares Aptos Staking ETP (a)	24,700	$64,185
21Shares Binance BNB ETP (a)	2,400	137,688
21Shares NEAR Protocol Staking ETP (a)	13,900	61,715
21Shares Sui Staking ETP (a)	1,400	57,645
21Shares Toncoin Staking ETP (a)	10,530	65,813
Bitwise Aptos Staking ETP (a)	46,390	82,667
Bitwise Avalanche Staking ETP (a)	12,800	79,788
Bitwise NEAR Staking ETP (a)	10,150	79,475
Bitwise Physical Cardano ETP (a)	30,700	49,858
Bitwise Solana Staking ETP (a)	7,900	50,923
CoinShares Physical Staked Cardano (a)	129,900	50,025
CoinShares Physical Staked Cosmos (a)	116,630	137,374
CoinShares Physical Staked Polkadot (a)	24,250	53,505
CoinShares Physical Staked Solana (a)	3,750	52,222
CoinShares Sei Staking ETP (a)	121,720	138,639
CoinShares Toncoin Staking ETP (a)	104,000	85,238
VanEck Avalanche ETN (a)	61,480	79,899
VanEck Polkadot ETN (a)	95,300	53,165
VanEck Sui ETN (a)	12,770	79,136
WisdomTree Physical Cardano (a)	11,500	49,868
WisdomTree Physical Polkadot (a)	51,800	53,165
WisdomTree Physical Solana (a)	3,000	51,314
TOTAL EXCHANGE TRADED FUNDS (Cost $2,071,711)		1,613,307

TOTAL INVESTMENTS - 92.1% (Cost $2,071,711)		1,613,307
Other Assets and Liabilities, net - 7.9%		138,330
TOTAL NET ASSETS - 100.0%		$1,751,637

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

CoinShares Altcoins ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

Assets:	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$1,613,307	$–	$–	$1,613,307
Total Investments	$1,613,307	$–	$–	$1,613,307

Refer to the Schedule of Investments for further disaggregation of investment categories.